UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 9, 2009

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 15, 2009, Semtech Corporation (“Semtech”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on December 9, 2009 of the acquisition of all outstanding equity interests of Sierra Monolithics, Inc. (“Sierra Monolithics”).

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K in order to provide the financial information required by Item 9.01(a) and 9.01(b), which Semtech indicated in the Original Form 8-K would be filed no later than 71 calendar days after the date of the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed financial statements of Sierra Monolithics, including Sierra Monolithics’ condensed balance sheets as of September 30, 2009 and December 31, 2008, the condensed statements of operations and condensed statements of cash flows for the nine months ended September 30, 2009 and 2008 and the Notes to Condensed Financial Statements, are being filed as Exhibit 99.3 to this Form 8-K/A.

The audited financial statements of Sierra Monolithics, including Sierra Monolithics’ balance sheets as of December 31, 2008 and 2007, the statements of operations, statements of stockholders’ deficit and statements of cash flows for the years ended December 31, 2008 and 2007, the Notes to Financial Statements and the Independent Auditors’ Report, are being filed as Exhibit 99.4 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed financial statements of Semtech, including Semtech’s unaudited pro forma combined condensed balance sheet as of October 25, 2009, statements of operations for the nine months ended October 25, 2009 and the year ended January 25, 2009 and Notes to Unaudited Pro Forma Combined Condensed Financial Statements, giving effect to the acquisition of Sierra Monolithics, are being filed as Exhibit 99.5 to this Form 8-K/A.

(d) Exhibits

Exhibit 2.1 (*)	Agreement and Plan of Merger, dated November 18, 2009, by and among Semtech Corporation, Sierra Monolithics, Inc., SMI Merger Corp. and Shareholder Representative Services. (Incorporated by reference to Exhibit 2.1 to Semtech’s Current Report on Form 8-K filed on December 15, 2009.) (1)

Exhibit 10.1	First Amendment to Agreement and Plan of Merger dated December 9, 2009. (Incorporated by reference to Exhibit 10.1 to Semtech’s Current Report on Form 8-K filed on December 15, 2009.)

Exhibit 23.1	Consent of Independent Auditors.

Exhibit 99.1	Press Release of Semtech Corporation dated December 9, 2009. (This Exhibit 99.1 is being furnished and shall not be deemed “filed” as set forth in Item 7.01 hereof.) (Incorporated by reference to Exhibit 99.1 to Semtech’s Current Report on Form 8-K filed on December 15, 2009.)

Exhibit 99.2	Press Release of Semtech Corporation dated December 11, 2009. (This Exhibit 99.2 is being furnished and shall not be deemed “filed” as set forth in Item 7.01 hereof.) (Incorporated by reference to Exhibit 99.2 to Semtech’s Current Report on Form 8-K filed on December 15, 2009.)

Exhibit 99.3	Unaudited Condensed Financial Statements of Sierra Monolithics as of September 30, 2009 and December 31, 2008 and for the nine months ended September 30, 2009 and 2008.

Exhibit 99.4	Audited Financial Statements of Sierra Monolithics as of, and for the years ended, December 31, 2008 and 2007.

Exhibit 99.5	Unaudited Pro Forma Combined Condensed Financial Statements as of, and for the nine months ended, October 25, 2009, and for the year ended January 25, 2009.

The information contained in Exhibit 99.1 and Exhibit 99.2 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 and Exhibit 99.2 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to Exhibit 99.1 or Exhibit 99.2 in such filing.

*	The Securities and Exchange Commission has granted confidential treatment with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
(1)	Certain exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Semtech will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2010	SEMTECH CORPORATION

	By:	/s/ EMEKA CHUKWU
Emeka Chukwu
Chief Financial Officer